Investor Contact:	Ruth Ann Wisener
Bunge Limited
914-684-3273
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-659-9209
news@bunge.com

Bunge Limited Closes its First Sustainability-Linked Revolving Credit Facility

WHITE PLAINS, NY - December 16, 2019 - Bunge Finance Europe B.V. (“Bunge Finance” or the “Borrower”), a wholly-owned subsidiary of Bunge Limited (“Bunge” or the “Company”) has successfully closed its first sustainability-linked revolving credit facility (the “Amended Facility”). The Amended Facility amends and extends Borrower’s existing US$1,750,000,000 revolving credit facility dated December 12, 2017.

Through the sustainability-linked mechanism, the interest rate under the Amended Facility is tied to the performance of five sustainability performance targets that highlight and measure Bunge’s continued advancement of its sustainability initiatives across the following three areas: 1) reducing greenhouse gas emissions by improving industrial efficiency; 2) increasing traceability for main agricultural commodities; and 3) supporting increasing levels of adoption of sustainable practices across the wider soybean and palm supply chain.

“By directly linking some of our core sustainability goals to our financing, we are taking another meaningful step towards fulfilling our commitment to drive best-in-class value chains that are transparent, verified sustainable and which can create positive impact on the ground”, said John Neppl, Bunge’s Chief Financial Officer.

ABN AMRO Bank N.V. (“ABN AMRO”), BNP Paribas, HSBC Bank plc (“HSBC”), ING Bank N.V. (“ING”), Natixis and Sumitomo Mitsui Banking Corporation (“SMBC”) served as “Active Bookrunners, Mandated Lead Arrangers” and “Coordinators” on the amendment and extension. In addition, ABN AMRO, BNP Paribas, Coöperatieve Rabobank U.A. (“Rabobank”) and Natixis served as Sustainability Co-coordinators and assisted Bunge in structuring the facility in line with the Sustainability Linked Loan Principles1.

Australia and New Zealand Banking Group Limited, Bank of China, Bank of Montreal, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citibank N.A., Rabobank, Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG, Industrial and Commercial Bank of China, Mizuho Bank (USA), Société Générale, Standard Chartered Bank, UniCredit Bank AG, U.S. Bank National Association and Wells Fargo Bank National Association have also acted as Mandated Lead Arrangers and Bookrunners for this transaction.

1 LMA Sustainability Linked Loan Principles: https://www.lma.eu.com/application/files/8015/5307/4231/LMA_Sustainability_Linked_Loan_Principles.pdf

About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge's expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in White Plains, New York and has 25,000 employees worldwide who stand behind more than 360 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.
Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements: the outcome and effects of the Board’s strategic review; our ability to attract and retain executive management and key personnel; industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.
###

2